SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 12 , 2004



                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)




    Maryland                      001-07172                         13-2755856
--------------------------------------------------------------------------------
(State or other              (Commission file No.)                (IRS Employer
  jurisdiction of                                                     I.D. No.)
  incorporation)


  60 Cutter Mill Road, Suite 303, Great Neck, New York               11021
-------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------














Item 5.   Other Events

     On July 12, 2004, North Fork Bank delivered to Registrant an amendment to the existing $45 million revolving credit facility increasing the maximum borrowings under the revolving credit facility from $45 million to $60 million. On July 13, 2004 Registrant issued a press release announcing the increase in the maximum borrowings under the revolving credit facility.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Financial Statements - none.
          (b) Pro Forma Financial Information - not applicable.
          (c) Exhibits -
                  Exhibit 1 - Press release issued July 13, 2004.
                  Exhibit 2 - Consolidated and Restated Secured Promissory Note dated as of July 2, 2004 by BRT Realty Trust to the order of North Fork Bank. Exhibit 3 - Third Amendment to Revolving Credit Agreement dated as of July 2, 2004 between BRT Realty Trust and North Fork Bank.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                 BRT REALTY TRUST



Date:     July 14, 2004          By:  /s/ Simeon Brinberg
                                 -----------------------------------
                                 Simeon Brinberg
                                 Secretary

                                    EXHIBIT 1

                                BRT REALTY TRUST
                         60 Cutter Mill Road, Suite 303
                              Great Neck, NY 11021
                            Telephone (516) 466-3100
                               Fax (516) 466-3132
                                www.BRTRealty.com

                              FOR IMMEDIATE RELEASE

            BRT Realty Trust Increases Line of Credit to $60,000,000

July 13, 2004, Great Neck, NY -- BRT Realty Trust (NYSE:BRT) announced today that it has closed on a modification of its existing $45,000,000 line of credit increasing the maximum availability to $60,000,000. Jeffrey A. Gould, President and Chief Executive Officer of BRT, commented that "this increased line of credit will give us additional flexibility in servicing our clients."

The line of credit is with North Fork Bank, has a maturity date of July 1, 2006 and provides for two 1 year renewal options. The line of credit is secured by mortgage receivables held by BRT and the maximum availability is contingent on the collateral posted from time to time. A complete copy of the amendment to the line of credit and the restated promissory note will be filed as Exhibits to Form 8-K being filed with the Securities and Exchange Commission to report the credit line modification.

BRT Realty Trust is a mortgage REIT which originates first and second mortgage loans, short term bridge loans and participating loans. BRT's financial resources, flexibility and expertise enable rapid turnaround on loan requests for income-producing retail, office, industrial and multifamily properties nationwide. Please visit BRT on the internet at www.brtrealty.com.

Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

CONTACT: Mark H. Lundy, Vice President
         516.773.2703

                                    EXHIBIT 2


                 THIRD CONSOLIDATED AND RESTATED PROMISSORY NOTE




                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK





                       Stark, Amron, Liner & Narotsky, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                                NORTH FORK BANK
                         THIRD CONSOLIDATED AND RESTATED
                             SECURED PROMISSORY NOTE


BORROWER:              BRT REALTY TRUST

PRINCIPAL:             $60,000,000.00       Date: As of July 2,  2004
---------------------------------------------------------------------


PROMISE TO PAY: The undersigned Borrower, jointly and severally if more than one
--------------
signer, does hereby promise to pay to the order of NORTH FORK BANK (the "Bank") at its offices at 275 Broadhollow Road, Melville, New York 11747, or at any of its branches, the sum of Sixty Million and 00/100 ($60,000,000.00) DOLLARS or the aggregate unpaid principal amount of all advances made to the Borrower by the Bank, whichever is less, plus interest thereon, from the date hereof in the manner set forth below.

RATE AND PAYMENT: The unpaid principal balance hereunder shall bear interest at
----------------
the rate of the Bank's Prime Rate plus one half of one (1/2%) percent per annum, adjusted monthly, subject to increase or reduction as hereinafter provided (the "Interest Rate"). Interest shall be payable monthly beginning on July 1, 2004 and on the 1st day of each month thereafter until July 1, 2006, when all unpaid principal and interest shall be due in full, unless the term hereof is extended as hereinafter provided.

Until the Debt, as defined in that certain Revolving Credit Agreement between Borrower and Bank dated as of July 25, 2001, as modified by that certain First Amendment to Revolving Credit Agreement dated June 6, 2003, as further modified by that certain Second Amendment to Revolving Credit Agreement dated as of March 29, 2004, as further modified by that certain Third Amendment to Revolving Credit Agreement of even date herewith (as so amended, the "Agreement"), has been repaid in full, the Borrower agrees to maintain its account (account #6224002938) with the Bank. Borrower hereby unconditionally and irrevocably authorizes the Bank to automatically debit from such account any and all payments due hereunder and unconditionally warrant and represent to Bank that Borrower shall, until the Debt has been repaid in full, maintain sufficient funds in such account to pay same. If no funds are available in such account, the Borrower hereby authorizes Bank to debit any such payment due from any other account or accounts [other than tenant security deposit accounts and escrow accounts in connection with the Collateral (as defined in the Agreement)] maintained by Borrower with the Bank, provided, however, Bank's authorization to debit such accounts is limited to the amounts due under this Promissory Note and/or the other documents executed in connection herewith.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal. If the Interest Rate is based on the Bank's announced Prime Rate, the Interest Rate shall change when the Prime Rate changes and nothing herein shall prevent the Bank from loaning money at less than prime on such terms and conditions as it deems advisable. Interest shall be calculated on the basis of a 360 day year and shall be collected based upon actual number of days elapsed.

GRID NOTE: This is the promissory note referenced to in the Agreement and shall
---------
be governed by the terms thereof. The Borrower may borrow, repay in whole or in part on a revolving basis aggregate amounts up to Sixty Million and 00/100 ($60,000,000.00) Dollars, subject to the provisions of the Agreement. The date and amount of each advance made and each payment of principal received by the Bank hereunder shall be recorded and entered on the books and records of the Bank, which shall, in absence of manifest error, be presumptive evidence as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation of Borrower under this Note.

PREPAYMENT: Prepayment in whole or in part may be made at any time without
----------
penalty. Prepayment must be made in the event and to the extent that the outstanding amount hereunder exceeds sixty-five (65%) of the principal amount of the Collateral. During the Term hereof, any funds so prepaid may be re-advanced pursuant to the terms hereof.

DEFAULT INTEREST RATE: The unpaid principal sum under this Note shall bear
---------------------
interest at a rate equal to twenty four (24%) percent on and after the occurrence of any event of default hereunder or under the Agreement, beyond applicable notice, grace and cure periods, if any and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of an event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

SECURITY: This Note is secured by the Collateral (as defined in the Agreement).
--------

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance
---------------
becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank without prior notice or demand. This provision is in addition to any not in limitation of any of the Bank's rights by statute or at common law.

LATE CHARGES: Borrower will pay a charge of four (4%) percent of any amount
------------
which cannot be debited from its account due to insufficient balances on the Debit Date, as liquidated damages for failure to make timely payment and such late charge shall be secured by the Collateral.

DEFAULT: The Bank may decline to make advances and/or may declare the entire
-------
unpaid balance of the Note due and payable on the happening of any default hereunder or under the Agreement or any of the other documents executed in connection therewith.

ADVANCES: All advance requests must be in writing and must be made no less than
--------
three (3) days in advance of the date that the funds are to be disbursed. No advance will be made if such advance will cause the amount then outstanding under this Note to exceed sixty-five (65%) percent of the outstanding principal balance of the Mortgages (as defined in the Agreement) then pledged as Collateral for the repayment of the sums advance hereunder, provided that none of the loans secured by such Mortgages are monetarily delinquent (other than minor escrow shortages) for more than sixty (60) days or are otherwise in material default.

OPTION TO EXTEND. A. Provided that: (i) the Borrower is not in default under the
----------------
terms of this Note or the Agreement as of April 1, 2006 up to and including July 1, 2006; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "First Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before May 1, 2006 but not prior to April 1, 2006 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee the sum of One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars.

B. In the event that Borrower has extended the maturity date hereunder for the First Extended Term, as provided in paragraph A hereof, and provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of April 1, 2007 up to and including July 1, 2007; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "First Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before May 1, 2007 but not prior to April 1, 2007 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee the sum of of One Hundred Fifty Thousand and 00/100 ($150,000.00) Dollars.

NO ORAL MODIFICATIONS. This Note may not be changed or terminated orally.
---------------------

CONSOLIDATED AND RESTATED NOTE:   This Consolidated and Restated Note shall
------------------------------
serve to consolidate  and restate in their entirety the

following four (4) notes:

         (a) Secured Promissory Note made by Borrower to Bank in the sum of $15,000,000.00, dated as of July 25, 2001;

         (b) Gap Secured Promissory Note made by Borrower to Bank in the sum of $15,000,000.00, dated June 6, 2003;

                  which two (2) notes were consolidated to evidence the sum of $30,000,000.00 by Consolidated and Restated Note made by Borrower to Bank dated June 6, 2003;

         (c) Gap Secured Promissory Note made by Borrower to Bank in the sum of $15,000,000.00, dated as of March 29, 2004;

                  which three (3) notes were consolidated to evidence the sum of $45,000,000.00 by Consolidated and Restated Note made by Borrower to Bank dated as of March 29, 2004;

         (d) Gap Secured Promissory Note made by Borrower to Bank in the sum of $15,000,000.00, dated as of July 2, 2004;

IN WITNESS WHEREOF, the Borrower has signed this Note as of the 2nd day of July, 2004.

                                           BRT Realty Trust


                                           By:  ss/ Mark H. Lundy
                                                --------------------------
                                                Mark H. Lundy, Vice President

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NASSAU        )


         On the 1st day of July, 2004, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                      s/
                                      ----------------------------
                                      Notary Public
                                      Paula B. Koppel
                                      Notary Public, State of New York
                                      No. 304882069
                                      Qualified in Nassau County
                                      Commission expires December 29, 2006

                                    EXHIBIT 3



                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT




                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK





                       Stark, Amron, Liner & Narotsky, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this ("Agreement") is made as of the 2nd day of July, 2004, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the "Borrower") and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Lender").

                               W I T N E S S E T H

         WHEREAS, as of July 25, 2001, the Borrower and the Lender entered into a Revolving Credit Agreement (the "2001 Agreement"), a copy of which is annexed hereto as Exhibit A, securing the Borrower's obligations under that certain Secured Promissory Note dated as of July 25, 2001in the amount of Fifteen Million and 00/100 ($15,000,000.00) Dollars (the "2001 Note"); and

         WHEREAS, as of June 6, 2003, the 2001 Agreement was amended by that certain First Amendment to Revolving Credit Agreement (the "First Amendment"), a copy of which is annexed hereto as Exhibit B, amended to increase the amount secured thereby to Thirty Million ($30,000,000.00) Dollars, which obligations are set forth in Borrower's Consolidated and Restated Secured Promissory; and

         WHEREAS, as of March 29, 2004, the 2001 Agreement was further amended by that certain Second Amendment to Revolving Credit Agreement (the "First Amendment", and, together with the 2001 Agreement and the First Amendment, the "Original Agreement"), a copy of which is annexed hereto as Exhibit C, amended to increase the amount secured thereby to Forty Five Million ($45,000,000.00) Dollars, which obligations are set forth in Borrower's Consolidated and Restated Secured Promissory Note (as so consolidated and restated, the "Original Note"); and

         WHEREAS, pursuant to a commitment letter dated June 28, 2004, the Lender has agreed to increase the line of credit available to the Borrower pursuant to the Original Note and the Original Agreement from Forty Five Million and 00/100 ($45,000,000.00) Dollars to Sixty Million and 00/100 ($60,000.000.00)
Dollars, and in connection with such increase in the available line of credit, the Borrower has executed and delivered to the Lender a Third Consolidated and Restated Secured Promissory Note of even date herewith (the "Restated Note"); and

         WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to reflect the increase in the available line of credit and to otherwise reflect the terms and conditions of the Commitment.

         NOW, THEREFORE, in consideration of ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree that the Original Agreement shall be deemed amended as follows:

         1. All references in the Original Agreement to the Note shall be deemed to refer to the Restated Note. All references in the Original Agreement to the Collateral Assignments shall be deemed to refer to such Collateral Assignments as are now or shall be from time to time in the possession of the Lender. All references in the Original Agreement to Mortgage Notes, the Mortgages and the Other Documents shall be deemed to refer to such Mortgage Notes, Mortgages and Other Documents as are now or shall be from time to time in the possession of the Lender. All terms not defined herein shall have the meanings ascribed thereto in the Original Agreement.

         2. The Borrower hereby remakes and reaffirms all representations, covenants and warranties made in the Original Agreement as if same were more fully set forth herein.

         3. Paragraph 33 of the Original Agreement is hereby deemed deleted in its entirety, and replaced with the following:

                  "33. At all times throughout the term hereof, the Borrower shall maintain liquid assets (in the form of cash or marketable securities, net of margin loans) in no less than $12,000,000.00."

         4. Paragraph 34 of the Original Agreement is hereby deemed deleted in its entirety, and replaced with the following"

                  "34. At all times throughout the term hereof (i) the ratio of bank debt to shareholder equity of the Borrower shall not exceed fifty (50%) percent, (ii) the minimum ratio of shareholder equity (including securities available for sale) to debt shall be not less than 1.75:1 (increasing to 2.0:1 on March 31, 2005), and (iii) the Borrower's annual debt service coverage ratio (based upon the full amount of the of the Debt, whether or not advanced) is not less than 1.65:1. Borrower shall provide Lender with evidence of the foregoing, satisfactory to Lender in Lender's sole discretion, at any time on ten (10) days written notice."

         5. This Amendment cannot be changed orally but only in writing by the person to be charged.

         6. Except as otherwise set forth herein, all terms and conditions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the Borrower and the Lender as of the date first above written.


                                    BRT REALTY TRUST


                                    By:   ss/ Mark H. Lundy
                                          -------------------------
                                          Mark H. Lundy, Vice President

                                    NORTH FORK BANK

                                    By:   ss/ Matt Vega
                                          -------------------------
                                          Matt Vega, Senior Vice President

STATE OF NEW YORK          )
                           )ss.:
COUNTY OF NSSAU            )


         On the 1st day of July, 2004, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                         s/
                                         -------------------------
                                         Notary Public
                                         Richard M. Figueroa
                                         Notary Public, State of New York
                                         No. 02F6073484
                                         Qualified in New York County
                                         Commission expires February 27, 2007


STATE OF NEW YORK          )
                           )ss.:
COUNTY OF SUFFOLK          )


         On the _7th_ day of July, 2004, before me, the undersigned, personally appeared Matt Vega, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                         s/
                                         ----------------------------
                                         Notary Public
                                         Deborah F. Tierney
                                         Notary Public, State of New York
                                         No. 01T8084757
                                         Qualified in Nassau County
                                         Certified in Suffolk Suffolk County
                                         Commission expires December 16, 2006